Exhibit 10(xii)


                 2010 Schedule of Executive Officer Compensation
                 -----------------------------------------------

Effective with April 16, 2010 pay date, the Company reduced base salaries for the named executive officers of the Company to the following annual rates:

Name and Principal Position                                              Salary
---------------------------                                              ------

Mark D. Bradford, President, CEO and Director                           $207,002

Gordon M. Dyott, Executive Vice President, Chief Financial Officer      $139,950

Christopher G. Tietz, Senior Vice President, Chief Credit Officer       $137,450

R. Scott Walters, Senior Vice President, Wealth Management Group        $118,100

J. Scot Davidson, Senior Vice President, Retail Banking                 $101,486